Exhibit 13.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Syed Masood, the Chief Financial Officer of Brooge Energy Limited (the “Company”), hereby certify, that, to my knowledge:

1. The Annual Report on Form 20-F for the year ended December 31, 2019 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2020

/s/ Syed Masood
Name: Syed Masood
Title: Chief Financial Officer